UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

CHIPOTLE MEXICAN GRILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32731	84-1219301
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Newport Center Drive

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 524-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, recent changes to the Delaware General Corporation Law and a periodic review of the Amended and Restated Bylaws of Chipotle Mexican Grill, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated Bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:

•

Enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submission of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of shareholders, including, without limitation, by requiring:

•	additional background information and disclosures from nominating or proposing shareholders, proposed nominees and certain other persons associated with nominating or proposing shareholders;

•	that proposed nominees make themselves available for interviews with the Board or a Board committee within 10 days following the date of any reasonable request therefor;

•	that disclosures in the nominating or proposing shareholder’s notice be updated so that they are accurate as of the record date and prior to the meeting date; and

•	that the nominating or proposing shareholder notify the Company of any inaccuracy or change in such shareholder’s notice within two business days after becoming aware of such inaccuracy or change;

•

Clarify that the number of candidates a shareholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting and that shareholders may not make additional or substitute nominations following the expiration of the applicable nomination deadline;

•

Address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a shareholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating shareholders to make a representation as to whether they intend to use the Universal Proxy Rules, requiring shareholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting, etc.);

•	Clarify that the person presiding over any meeting of shareholders may adjourn such meeting, whether or not a quorum is present;

•	Modify the provisions relating to adjournment procedures to reflect recent amendments to the Delaware General Corporation Law; and

•	Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Chipotle Mexican Grill, Inc. dated December 7, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 9, 2022	Chipotle Mexican Grill, Inc.

	By:	/s/ Roger Theodoredis
General Counsel & Chief Legal Officer